EXHIBIT 10.42

AMENDMENT NO. 2
TO THE
PENSION PLAN FOR EMPLOYEES OF
SM ENERGY COMPANY

WHEREAS, SM Energy Company (the “Company”) maintains the Pension Plan for Employees of SM Energy Company (the “Plan”) for the benefit of certain of its employees; and
WHEREAS, the Plan has been amended from time to time and was most recently amended and restated in its entirety, effective January 1, 2010; and
WHEREAS, pursuant to the authority in Section 10. 1 of the Plan, the Plan may be amended at any time and from time to time; and
WHEREAS, the Administrative Committee of the Plan has recommended to the Board of Directors of the Company to amend the Plan's vesting schedule and the Company desires to make such change at this time.
NOW, THEREFORE, effective January 1, 2012, the Plan is amended as hereinafter set forth:
Subsection (a) of Section 6.1 of the Plan entitled “Nonforfeitable Amounts” is hereby amended in its entirety to provide as follows:
“(a)    A Participant shall have a nonforfeitable interest in his Accrued Benefit determined as follows:
(1)    A Participant who is credited with one or more Hours of Service as an Employee on or after January 1, 1989 but not on or after January 1, 2012 shall have a nonforfeitable interest in his Accrued Benefit determined in accordance with the following schedule:

Years of Vesting Service	Nonforfeitable Interest
Less than two years	0 percent
two years	20 percent
three years	40 percent
four years	60 percent
five years	80 percent
six years	100 percent
; and
(2)    A Participant who is credited with one or more Hours of Service as an Employee on or after January 1, 2012 shall have a nonforfeitable interest in his Accrued Benefit determined in accordance with the following schedule:

Years of Vesting Service	Nonforfeitable Interest
Less than two years	0 percent
two years	40 percent
three years	60 percent
four years	80 percent
five years	100 percent”
IN WITNESS WHEREOF, SM Energy Company has caused this Amendment No. 2 to be executed this 14th day of December, 2011 by a duly authorized officer of the Company.

SM ENERGY COMPANY

/s/ JOHN R. MONARK

Printed Name: John R. Monark
Title: Vice President, Human Resources